John Hancock Small Cap Intrinsic Value Fund

Supplement dated 10-15-2010 to the current Prospectuses

In the “Fund summary” section, under the heading “Principal risks,” the paragraph entitled “Medium and smaller company risk” is amended and restated as follows:

Medium and smaller company risk The prices of medium and small company stocks can change more frequently and dramatically than those of large company stocks. The market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

In the “Fund details” section, under the heading “Risks of investing,” the following is added to the paragraph entitled “Medium and smaller company risk”:

The market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time. The fund is not obligated to sell a company’s security simply because, subsequent to its purchase, the company’s market capitalization has changed to be outside the capitalization range for the fund.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.